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                                                                   Exhibit 10.1

                      ASSIGNMENT OF PURCHASE AND SALE AGREEMENT


     THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT ("Assignment") is made as of the 30th day of April, 1998, by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("Assignor"), and CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership ("Assignee").


                                EXPLANATORY STATEMENT


     A. Assignor, as purchaser, and Seller (as hereinafter defined), as seller, have entered into a Purchase and Sale Agreement dated as of April 1, 1998 (the "Property Purchase Agreement") for the sale of certain property known as Airport Square in Linthicum, Anne Arundel County, Maryland, such property being defined in such Property Purchase Agreement as the "Property."

     B. The term "Seller" as used herein is hereby defined collectively as Airport Square Limited Partnership, a Maryland limited partnership, Airport Square II Company, a Maryland general partnership, Airport Square IV Company, a Maryland general partnership, Airport Square V Company, a Maryland general partnership, Airport Square X Company, a Maryland general partnership, Airport Square XI Company, a Maryland general partnership, Airport Square XIII Company, a Maryland general partnership, Airport Square XIV Company, a Maryland general partnership, Airport Square XIX Company, a Maryland general partnership, Airport Square XX Company, a Maryland general partnership, Tech Park Building I, a Maryland general partnership, Tech Park Building II, a Maryland general partnership and Tech Park Building IV, a Maryland general partnership.

     C. Assignor and Constellation Real Estate, Inc. ("CREI") have entered into a Loan Purchase and Sale Agreement dated March 13, 1998, as amended on April 16, 1998 (the "Loan Purchase Agreement"). CREI has assigned its rights thereunder to Assignee. Pursuant to the Loan Purchase Agreement, Assignor has agreed to sell to Assignee all of its right, title and interest in and to the Property Purchase Agreement.

     D. Assignor hereby desires to assign its rights under the Property Purchase Agreement to Assignee, and Assignee hereby desires to assume such rights.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. In consideration of the sum of Purchase Price (as defined in the Loan Purchase Agreement) paid by Assignee to Assignor pursuant to the Loan Purchase Agreement, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee all of Assignor's right, title and interest as purchaser under the Property Purchase Agreement.

          2. Assignee hereby accepts such rights of Assignor, as purchaser, under the Property Purchase Agreement.

          3. From and after the Closing Date (as defined in the Loan Purchase Agreement), Assignee assumes all of the obligations of Assignor under the Property Purchase Agreement, accruing from and after the Closing Date.

          4. Assignee hereby covenants and agrees to indemnify Assignor from and against all damage incurred by Assignor under the Property Purchase Agreement based upon events occurring subsequent to the Closing Date due to Assignee's breach thereunder.



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     IN WITNESS WHEREOF, the parties have duly executed and delivered this
Assignment of Purchase and Sale Agreement as of the date first written above.

WITNESSED BY:                 ASSIGNOR:

                              AETNA LIFE INSURANCE COMPANY



/s/ Barbara Stigas Russell     By:/s/ Michael W. Nichols              (SEAL)
--------------------------           --------------------------
                                      Name:  Michael W. Nichols
                                      Title: Asst. Vice President

                                      ASSIGNEE:

                                      CORPORATE OFFICE PROPERTIES, L.P.

                                      By:  Corporate Office Properties Trust
                                           its General Partner



/s/ David Fishman                          By:/s/ Clay W. Hamlin III  (SEAL)
-----------------------                           ----------------------
                                           Name:  Clay W. Hamlin III
                                           Title: President